TRUEBLUE REPORTS SECOND QUARTER 2026 RESULTS

TACOMA, WASH. - Aug. 4, 2026 -- TrueBlue (NYSE:TBI) today announced its second quarter results for 2026.

Second Quarter 2026 Financial Highlights

•Revenue of $443 million, up 12 percent compared to the prior year period
•Net loss of $3.4 million compared to net loss of $0.2 million in the prior year period
◦Includes a non-cash loss of $3 million on assets held-for-sale
◦SG&A expense improved 7 percent to $84 million compared to $90 million in the prior year period
◦Adjusted EBITDA1 improved to $11 million compared to $3 million in the prior year period
•Cash of $23 million, debt of $82 million and $56 million of unused borrowing base, for total liquidity of $79 million at period end
◦Increased working capital by $22 million.

Commentary

“We delivered a strong second quarter, exceeding expectations and continuing to build momentum through disciplined execution,” said Taryn Owen, President and CEO of TrueBlue. “Our results reflect continued strength in skilled verticals and an encouraging return to growth in our core on-demand business, contributing to overall double-digit revenue growth and improved profitability.”

Ms. Owen continued, “We are strengthening our market position, capturing demand in attractive, high-growth end markets, and unlocking efficiencies that position us well to capitalize on the growth opportunities ahead. We remain confident in our path to deliver long-term sustainable value for our shareholders.”

Results

Second quarter revenue was $443 million, a 12 percent increase compared to the prior year period. Net loss per diluted share was $0.11 compared to $0.01 in the prior year period. Adjusted net income1 per diluted share was $0.06 compared to adjusted net loss per diluted share of $0.07 in the prior year period.

2026 Outlook

TrueBlue is providing certain forward-looking information to help investors form their estimates, which can be found in the quarterly earnings presentation filed today.

Management will discuss second quarter 2026 results on a webcast at 2:00 p.m. PT (5:00 p.m. ET), today, Tuesday, Aug. 4, 2026.

The quarterly earnings presentation and webcast can be accessed on the Investor Relations section of the TrueBlue website: investor.trueblue.com.

About TrueBlue

TrueBlue (NYSE: TBI) is a leading provider of specialized workforce solutions. As The People Company®, we put people first–advancing our mission to connect people and work while delivering smart, scalable solutions that help businesses grow and communities thrive. Since our founding, TrueBlue has connected more than 10 million people with work and served over 3 million clients across a variety of industries. Powered by proprietary, digitally enabled platforms and decades of expertise, our brands–PeopleReady, PeopleScout, Staff Management | SMX, Centerline, SIMOS, and Healthcare Staffing Professionals–provide a full spectrum of flexible staffing, workforce management, and recruitment solutions that bring precision, speed and scale to the changing world of work. Learn more at www.trueblue.com.

1 Refer to the financial statements accompanying this release for more information regarding non-GAAP terms.

Forward-looking statements and non-GAAP financial measures

This document contains forward-looking statements relating to our plans and expectations including, without limitation, statements regarding the future performance and operations of our business, expectations regarding market expansion and stabilization in demand, and operational efficiencies, including from our digital investments, all of which are subject to risks and uncertainties. Such statements are based on management’s expectations and assumptions as of the date of this release and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in our forward-looking statements including: (1) national and global economic conditions, which can be negatively impacted by factors such as rising interest rates, inflation, changes in government policies, political instability, epidemics and global trade uncertainty, (2) our ability to maintain profit margins, (3) our ability to attract and retain clients, (4) factors relating to any unsolicited offer (“Offer”) to purchase the shares of the Company, actions taken by the Company or its shareholders in response to such an Offer, and the effects of such an Offer, or the completion or failure to complete an Offer, on the Company’s business, or other developments involving such an Offer; (5) actions of activist investors including costs and expenses incurred to address activism-related matters and the distraction of management from business operations in responding to those actions, including any proposals or a proxy contest for the election of directors at our annual meeting of shareholders; (6) our ability to access sufficient capital to finance our operations, including our ability to comply with covenants contained in our revolving credit facility, (7) our ability to successfully execute on business strategies and further digitalize our business model, (8) our ability to attract sufficient qualified candidates and employees to meet the needs of our clients, (9) new laws, regulations, and government incentives that could affect our operations or financial results, (10) any reduction or change in tax credits we utilize, including the Work Opportunity Tax Credit, (11) our ability to successfully integrate acquired businesses, and (12) the timing and amount of common stock repurchases, if any, which will be determined at management’s discretion and depend upon several factors, including market and business conditions, the trading price of our common stock and the nature of other investment opportunities. Other information regarding factors that could affect our results is included in our Securities and Exchange Commission (“SEC”) filings, including the Company’s most recent reports on Forms 10-K and 10-Q, copies of which may be obtained by visiting our website at www.trueblue.com under the Investor Relations section or the SEC’s website at www.sec.gov. We assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Any other references to future financial estimates are included for informational purposes only and subject to risk factors discussed in our most recent filings with the SEC. Any comparisons made herein to other periods are based on a comparison to the same period in the prior year unless otherwise stated.
In addition, we use several non-GAAP financial measures when presenting our financial results in this document. Please refer to the reconciliations between our U.S. GAAP and non-GAAP financial measures in the appendix to this document and on our website at www.trueblue.com under the Investor Relations section for additional information on both current and historical periods. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies.

Contact

Investor Relations
InvestorRelations@trueblue.com

TRUEBLUE, INC.
SUMMARY CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	13 weeks ended		26 weeks ended
(in thousands, except per share data)	Jun 28, 2026	Jun 29, 2025	Jun 28, 2026	Jun 29, 2025
Revenue from services	$443,001	$396,299	$841,567	$766,553
Cost of services	351,419	302,735	670,966	586,647
Gross profit	91,582	93,564	170,601	179,906
Selling, general and administrative expense	83,831	89,798	171,130	184,419
Depreciation and amortization (exclusive of depreciation included in cost of services)	5,887	6,507	11,798	12,351
Loss on assets held-for-sale	3,026	—	3,026	—
Goodwill and intangible asset impairment charge	—	200	3,656	200
Loss from operations	(1,162)	(2,941)	(19,009)	(17,064)
Interest and other income (expense), net	(1,320)	2,903	(2,692)	3,096
Loss before tax expense	(2,482)	(38)	(21,701)	(13,968)
Income tax expense	887	122	1,463	540
Net loss	$(3,369)	$(160)	$(23,164)	$(14,508)

Net loss per common share:
Basic	$(0.11)	$(0.01)	$(0.76)	$(0.49)
Diluted	$(0.11)	$(0.01)	$(0.76)	$(0.49)

Weighted average shares outstanding:
Basic	30,414	29,856	30,280	29,777
Diluted	30,414	29,856	30,280	29,777

TRUEBLUE, INC.
SUMMARY CONSOLIDATED BALANCE SHEETS
(Unaudited)

(in thousands)	Jun 28, 2026	Dec 28, 2025
ASSETS
Cash and cash equivalents	$23,253	$24,510
Accounts receivable, net	267,770	241,233
Other current assets	27,332	31,866
Total current assets	318,355	297,609
Property and equipment, net	66,393	73,117
Restricted cash, cash equivalents and investments	118,818	136,588
Goodwill and intangible assets, net	55,709	60,591
Other assets, net	63,689	70,762
Total assets	$622,964	$638,667

LIABILITIES AND SHAREHOLDERS’ EQUITY
Accounts payable and other accrued expenses	$31,693	$36,111
Accrued wages and benefits	69,135	61,736
Current portion of workers’ compensation claims reserve	23,114	24,193
Other current liabilities	15,419	16,493
Total current liabilities	139,361	138,533
Workers’ compensation claims reserve, less current portion	62,859	72,551
Long-term debt	82,400	65,800
Other long-term liabilities	83,678	87,226
Total liabilities	368,298	364,110
Shareholders’ equity	254,666	274,557
Total liabilities and shareholders’ equity	$622,964	$638,667

TRUEBLUE, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	26 weeks ended
(in thousands)	Jun 28, 2026	Jun 29, 2025
Cash flows from operating activities:
Net loss	$(23,164)	$(14,508)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization (inclusive of depreciation included in cost of services)	13,680	14,312
Non-cash loss on assets held-for-sale	3,026	—
Goodwill and intangible asset impairment charge	3,656	200
Provision for credit losses	376	435
Stock-based compensation	3,846	4,421
Deferred income taxes	209	(113)
Non-cash lease expense	5,244	5,524
Other operating activities	(3,130)	(1,438)
Changes in operating assets and liabilities:
Accounts receivable	(26,913)	2,260
Income taxes receivable and payable	(582)	279
Other assets	8,857	8,592
Accounts payable and other accrued expenses	(3,806)	(10,199)
Accrued wages and benefits	7,399	(10,808)
Workers’ compensation claims reserve	(10,771)	(30,340)
Operating lease liabilities	(5,824)	(5,688)
Other liabilities	(2,460)	3,162
Net cash used in operating activities	(30,357)	(33,909)
Cash flows from investing activities:
Capital expenditures	(6,203)	(8,936)
Acquisition of business, net of cash acquired	—	(30,140)
Purchases of restricted held-to-maturity investments	(7,718)	—
Sales and maturities of restricted held-to-maturity investments	24,001	19,285
Other	4	—
Net cash provided by (used in) investing activities	10,084	(19,791)
Cash flows from financing activities:
Net proceeds from employee stock purchase plans	207	256
Common stock repurchases for taxes upon vesting of restricted stock	(633)	(942)
Net change in revolving credit facility	16,600	46,200
Other	(498)	(396)
Net cash provided by financing activities	15,676	45,118
Effect of exchange rate changes on cash, cash equivalents and restricted cash and cash equivalents	(443)	(70)
Net change in cash, cash equivalents, and restricted cash and cash equivalents	(5,040)	(8,652)
Cash, cash equivalents and restricted cash and cash equivalents, beginning of period	44,020	61,100
Cash, cash equivalents and restricted cash and cash equivalents, end of period	$38,980	$52,448

TRUEBLUE, INC.
SEGMENT DATA
(Unaudited)

	13 weeks ended
(in thousands)	Jun 28, 2026	Jun 29, 2025
Revenue from services:
PeopleReady	$262,310	$213,226
PeopleManagement	133,839	133,895
PeopleSolutions	46,852	49,178
Total company	$443,001	$396,299

Segment profit (1):
PeopleReady	$8,561	$1,530
PeopleManagement	4,958	4,101
PeopleSolutions	4,828	2,534
Total segment profit	18,347	8,165
Corporate unallocated expense	(6,919)	(5,520)
Total company Adjusted EBITDA (2)	11,428	2,645
Third-party processing fees for hiring tax credits (3)	—	60
Amortization of software as a service assets (4)	(1,259)	(1,036)
Acquisition/integration costs	(10)	(153)
Loss on assets held-for-sale	(3,026)	—
Goodwill and intangible asset impairment charge	—	(200)
Workforce reduction costs	(640)	(3,445)
COVID-19 government subsidies, net	—	8,573
Other adjustments, net (5)	(842)	(1,883)
EBITDA (2)	5,651	4,561
Depreciation and amortization (6)	(6,813)	(7,502)
Interest and other income (expense), net	(1,320)	2,903
Loss before tax expense	(2,482)	(38)
Income tax expense	(887)	(122)
Net loss	$(3,369)	$(160)
(1)We evaluate performance based on segment revenue and segment profit. Segment profit includes revenue, related cost of services, and ongoing operating expenses directly attributable to the reportable segment. Segment profit excludes loss on assets held-for-sale, goodwill and intangible asset impairment charges, depreciation and amortization expense, unallocated corporate general and administrative expense, interest expense, other income, income taxes, and other adjustments not considered to be ongoing.
(2)See the Non-GAAP Financial Measures table on the next page for definitions of EBITDA and Adjusted EBITDA.
(3)These third-party processing fees are associated with generating hiring tax credits.
(4)Amortization of software as a service assets is reported in selling, general and administrative expense.
(5)Other adjustments for the 13 weeks ended June 28, 2026 and June 29, 2025 include non-routine professional fees and other expenses.
(6)Includes software depreciation reported in cost of services.

TRUEBLUE, INC.
NON-GAAP FINANCIAL MEASURES AND NON-GAAP RECONCILIATIONS

In addition to financial measures presented in accordance with U.S. GAAP, we monitor certain non-GAAP key financial measures. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies.

Non-GAAP measure	Definition	Purpose of adjusted measures
Adjusted net income (loss) and Adjusted net income (loss) per diluted share
Net loss and net loss per diluted share, excluding:
–non-cash amortization of intangibles,
–acquisition/integration costs,
–non-cash loss on assets held-for-sale,
–non-cash goodwill and intangible asset impairment charge,
–workforce reduction costs,
–COVID-19 government subsidies, net, and
–other adjustments, net.

–Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business.
–Used by management to assess performance and effectiveness of our business strategies.
–Provides a measure, among others, used in the determination of incentive compensation for management.

EBITDA and Adjusted EBITDA
EBITDA excludes from net loss:
–income tax expense,
–interest and other (income) expense, net, and
–non-cash depreciation and amortization.

Adjusted EBITDA further excludes:
–third-party processing fees for hiring tax credits,
–amortization of software as a service assets,
–acquisition/integration costs,
–non-cash loss on assets held-for-sale,
–non-cash goodwill and intangible asset impairment charge,
–workforce reduction costs,
–COVID-19 government subsidies, net, and
–other adjustments, net.

–Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business.
–Used by management to assess performance and effectiveness of our business strategies.
–Provides a measure, among others, used in the determination of incentive compensation for management.

Adjusted SG&A expense
Selling, general and administrative expense excluding:
–third-party processing fees for hiring tax credits,
–amortization of software as a service assets,
–acquisition/integration costs,
–workforce reduction costs,
–COVID-19 government subsidies, net, and
–other adjustments, net.

–Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business.

1.RECONCILIATION OF U.S. GAAP NET LOSS TO ADJUSTED NET INCOME (LOSS) AND ADJUSTED NET INCOME (LOSS) PER DILUTED SHARE
(Unaudited)

	13 weeks ended
(in thousands, except for per share data)	Jun 28, 2026	Jun 29, 2025
Net loss	$(3,369)	$(160)
Non-cash amortization of intangible assets	651	885
Acquisition/integration costs	10	153
Non-cash loss on assets held-for-sale	3,026	—
Non-cash goodwill and intangible asset impairment charge	—	200
Workforce reduction costs (1)	640	3,445
COVID-19 government subsidies, net (2)	—	(8,573)
Other adjustments, net (3)	842	1,883
Adjusted net income (loss)	$1,800	$(2,167)

Adjusted net income (loss) per diluted share	$0.06	$(0.07)

Diluted weighted average shares outstanding	31,523	29,856

Margin / % of revenue:
Net loss	(0.8)%	—%
Adjusted net income (loss)	0.4%	(0.5)%
2.RECONCILIATION OF U.S. GAAP NET LOSS TO EBITDA AND ADJUSTED EBITDA
(Unaudited)

	13 weeks ended
(in thousands)	Jun 28, 2026	Jun 29, 2025
Net loss	$(3,369)	$(160)
Income tax expense	887	122
Interest and other (income) expense, net	1,320	(2,903)
Non-cash depreciation and amortization (4)	6,813	7,502
EBITDA	5,651	4,561
Third-party processing fees for hiring tax credits (5)	—	(60)
Amortization of software as a service assets (6)	1,259	1,036
Acquisition/integration costs	10	153
Non-cash loss on assets held-for-sale	3,026	—
Non-cash goodwill and intangible asset impairment charge	—	200
Workforce reduction costs (1)	640	3,445
COVID-19 government subsidies, net (2)	—	(8,573)
Other adjustments, net (3)	842	1,883
Adjusted EBITDA	$11,428	$2,645

Margin / % of revenue:
Net loss	(0.8)%	—%
Adjusted EBITDA	2.6%	0.7%

3.RECONCILIATION OF U.S. GAAP SELLING, GENERAL AND ADMINISTRATIVE EXPENSE TO ADJUSTED SG&A EXPENSE
(Unaudited)

	13 weeks ended
(in thousands)	Jun 28, 2026	Jun 29, 2025
Selling, general and administrative expense	$83,831	$89,798
Third-party processing fees for hiring tax credits (5)	—	60
Amortization of software as a service assets (6)	(1,259)	(1,036)
Acquisition/integration costs	(10)	(153)
Workforce reduction costs (1)	(602)	(3,311)
COVID-19 government subsidies, net (2)	—	5,378
Other adjustments, net (3)	(842)	(1,883)
Adjusted SG&A expense	$81,118	$88,853

% of revenue:
Selling, general and administrative expense	18.9%	22.7%
Adjusted SG&A expense	18.3%	22.4%
(1)Workforce reduction costs were reported as $0.1 million in cost of services and $0.6 million in selling, general and administrative expense for the 13 weeks ended June 28, 2026. Workforce reduction costs were reported as $0.1 million in cost of services and $3.3 million in selling, general and administrative expense for the 13 weeks ended June 29, 2025.
(2)COVID-19 government subsidies net of related fees for the 13 weeks ended June 29, 2025 were $8.6 million with $3.2 million reported in cost of services and $5.4 million in selling, general and administrative expense.
(3)Other adjustments for the 13 weeks ended June 28, 2026 and June 29, 2025 include non-routine professional fees and other expenses.
(4)Includes software depreciation reported in cost of services.
(5)These third-party processing fees are associated with generating hiring tax credits.
(6)Amortization of software as a service assets is reported in selling, general and administrative expense.